                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    /X/ Preliminary Proxy Statement      / / Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
    / / Definitive Proxy Statement
    / / Definitive Additional Materials
    / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST
                      (File No. 811-5845; CIK No. 853180)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Item 22(a)(2) of Schedule 14A.

/ / Fee paid previously with preliminary materials.

March 8, 1996

  Dear Van Kampen American Capital Prime Rate Income Trust Shareholder:

  The Board of Trustees of Van Kampen American Capital Prime Rate Income Trust (the "Fund") has approved a new investment advisory agreement that provides for the reduction of investment advisory fees payable by the Fund on average daily net assets in excess of $4 billion. The affect of the new agreement will be to reduce the investment advisory fee payable by the Fund, as a percentage of net assets, whenever the Fund's average daily net assets exceed $4 billion. In addition, we are seeking approval of nominees for the Board of Trustees and ratification of the Fund's independent auditors for the 1996 fiscal year. The attached proxy statement seeks shareholder approval on these items.

                 Your vote is important and your participation
              in the affairs of your Fund does make a difference.

  The proposals have been approved by the Trustees of the Fund, who recommend you vote "FOR APPROVAL" on these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. PLEASE SIGN AND RETURN YOUR PROXY CARD. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Don G. Powell
                                          Chief Executive Officer

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 18, 1996

TO THE SHAREHOLDERS OF VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST:

  Notice is hereby given to the holders of common shares of beneficial interest, par value $.01 per share (the "Shares"), of Van Kampen American Capital Prime Rate Income Trust (the "Fund") that a Special Meeting of the shareholders of the Fund will be held at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, April 18, 1996, at 2:00 p.m., for the following purposes:

    1. To ratify or reject a material change in the terms of the Fund's investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. (the "Adviser");

    2. To elect eight trustees to serve until the next meeting of shareholders of the Fund or until their successors shall have been duly elected and qualified;

    3. To ratify or reject the selection of KPMG Peat Marwick LLP as independent auditors for the Fund's fiscal year ending July 31, 1996; and

    4. To transact such other business as may properly come before the meeting.

  Holders of record of the Shares at the close of business on March 1, 1996 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG, Vice President and
                                    Secretary
March 8, 1996

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN SUCH REPORT BECOMES AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  MANAGEMENT OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR APPROVAL OF A MATERIAL CHANGE IN THE TERMS OF THE INVESTMENT ADVISORY AGREEMENT;

  - IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT; AND

  - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FUND'S FISCAL YEAR ENDING JULY 31, 1996.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                        SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 18, 1996

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees") of Van Kampen American Capital Prime Rate Income Trust (the "Fund") of proxies to be voted at a Special Meeting of shareholders of the Fund, and at any and all adjournments thereof (the "Meeting"), to be held at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Thursday, April 18, 1996 at 2:00 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is March 8, 1996.

  The Trustees have fixed the close of business on March 1, 1996 as the record date (the "Record Date") for the determination of holders of common shares of beneficial interest of the Fund ("Shares") entitled to vote at the Meeting. Holders of Shares on the Record Date will be entitled to one vote for each Share held, with no Share having cumulative voting rights. As of March 1, 1996, there
were              issued and outstanding Shares.

  The Trustees recommend that you cast your vote FOR APPROVAL of a material change in the terms of the Investment Advisory Agreement with Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), IN FAVOR of the nominees for the Board of Trustees listed in the Proxy Statement and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the Fund's fiscal year ending July 31, 1996. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions.

  A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct such business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  The cost of preparing, printing and mailing the enclosed proxy, the accompanying Notice and Proxy Statement, and all other costs in connection with the solicitation of proxies will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of the Adviser or by financial intermediaries and their representatives.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN SUCH REPORT BECOMES AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT
------------------------------------------------------------------------------

THE CURRENT INVESTMENT ADVISORY AGREEMENT

  The Adviser has acted as investment adviser for the Fund since the commencement of the Fund's operations on October 4, 1989. The original investment advisory agreement (the "Original Agreement") between the Fund and the Adviser was last approved by a majority of the Trustees and by a majority of those Trustees who are not interested persons of the Fund or the Adviser (the "Disinterested Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act"), voting in person at a meeting on May 12, 1995. The purpose of the meeting, among other things, was consideration of the annual reapproval of the Original Agreement. The Original Agreement was last approved by the shareholders of the Fund at a meeting held on January 14, 1993 relating to the acquisition by CDV Acquisition Corporation of the Adviser's corporate parent from Xerox Financial Services, Inc. A copy of the Original Agreement is attached hereto as Appendix
A. The Original Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and will automatically terminate in the event of its assignment.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  The Original Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through which the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.

  The Original Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Original Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Original Agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders regular periodic reports of the Fund's investment activities.

  For the services provided by the Adviser under the Original Agreement, the Fund pays the Adviser an annual fee payable monthly of 0.95% of the average net assets of the Fund. For the fiscal year ended July 31, 1995, advisory fees paid to the Adviser by the Fund were $16,722,752. For the fiscal year ended July 31, 1995, the Fund paid no brokerage commissions to any broker-dealer affiliated with the Fund, the Adviser or the Fund's administrator.

  Under the Original Agreement, the Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's common shares, expenses in connection with the Fund's dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses related to printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees and out-of-pocket costs of the trustees, insurance premiums, indemnification and other expenses not expressly provided for in the Original Agreement, and any extraordinary expenses of a nonrecurring nature. The Fund also compensates the Adviser, Van Kampen American Capital Distributors, Inc., the principal underwriter of the Shares (the "Distributor"), and Van Kampen American Capital, Inc., the parent of the Adviser ("Van Kampen American Capital"), for certain non-advisory services provided pursuant to agreements discussed below.

THE NEW INVESTMENT ADVISORY AGREEMENT

  The Board of Trustees approved a new investment advisory agreement (the "New Agreement") between the Fund and the Adviser on November 10, 1995, the form of which agreement is attached hereto as Appendix B. The form of the New Agreement is substantially identical to the Original Agreement, except that the investment advisory fee payable by the Fund would be reduced on average net assets of the Fund in excess of $4 billion as follows:

   AVERAGE DAILY                        FEE AS A PERCENT
     NET ASSETS                         OF AVERAGE DAILY
     (MILLIONS)                            NET ASSETS
--------------------                    ----------------
First $4.0 billion....................       0.950%
Next $3.5 billion.....................       0.900%
Next $2.5 billion.....................       0.875%
Over $10.0 billion....................       0.850%

  If the investment advisory fee proposed under the New Agreement had been in effect for the fiscal year ended July 31, 1995, advisory fees paid to the Adviser by the Fund would have been the same as advisory fees actually paid to the Adviser because the average net assets of the Fund did not exceed $4 billion during the 1995 fiscal year. In future years, if the Fund's average daily net assets exceed $4 billion, the effect of the new fee schedule would be to reduce the investment advisory fee payable by the Fund to the Adviser as a percentage of net assets. As of March 1, 1996, the net assets of the Fund were
approximately $         .

  Background. In connection with the Board of Trustees' annual review of the Original Agreement on May 12, 1995, the Trustees considered the recent growth in the net assets of the Fund and whether the addition of one or more "breakpoints" to the Fund's advisory fee schedule had become appropriate in light of such growth. As part of their deliberations, the Trustees reviewed a report with respect to the fees and expenses paid by other senior loan funds prepared by a nationally recognized analytical services consultant based on publicly available industry data. The Trustees requested that, at the next quarterly meeting of the Trustees, management of the Adviser provide the Trustees with additional information with respect to expenses incurred by the Adviser in performing its obligations under the Original Agreement. The Trustees then reapproved the Original Agreement for an interim period while the Adviser prepared the information requested by the Trustees and the Trustees considered further the addition of breakpoints to the Fund's advisory fee schedule.

  The Board of Trustees considered materials relating to the Fund's advisory fees prepared by the Adviser at its next regular quarterly meeting on August 11, 1995 and consulted with legal counsel as to the use of breakpoints within the mutual fund industry. The materials included, among other things, information with respect to: expenses and profitability of the Fund; investment advisory operations of the Fund in light of the nature of its portfolio securities and a comparison of such operations to the operations of other types of investment companies; the ability of the Fund and the Adviser to realize economies of scale; and expenses and risks incurred by the Adviser in connection with the distribution of the Fund's shares. Representatives of the Adviser were present at the meeting to discuss the materials with the Trustees and answer questions raised by the Trustees. After considering the materials presented to the Trustees, the Board of Trustees decided, pending further study and analysis, to defer the proposal. The Trustees requested that the Adviser revise its materials to address additional issues raised by the Trustees and directed the Adviser to make a proposal, consistent with the Trustees' deliberations, with respect to adding breakpoints to the Fund's advisory fee schedule at the Trustees' next regular quarterly scheduled meeting.

  The Board of Trustees considered the breakpoint schedule proposed by the Adviser at a meeting held on November 10, 1995. Based on its evaluation of the materials presented by the Adviser and the report of the independent analytical services consultant and assisted by the advice of counsel, the Board of Trustees, including the Disinterested Trustees, approved the advisory fee structure proposed by the Adviser in the New Agreement, the terms of the New Agreement and the submission of the New Agreement for the consideration of the shareholders of the Fund.

  In reaching their decision to approve the New Agreement, the Board of Trustees considered many factors including among others: the findings of the report from the independent analytical services consultant regarding the Fund's current management fee structure and total expense ratio; an analysis of the Fund's advisory fee, total expense ratio and performance data; the complexity of the securities which comprise substantially all of the Fund's investment portfolio; the Fund's policy of not investing more than $50 million in any one senior loan credit and the additional research expenses incurred by the Adviser in connection with such policy; and the need of the Adviser to devote additional personnel and resources to managing the Fund and to retain key personnel currently employed by the Adviser in order to continue providing a comparable level of investment management services and the short- and long-term record of investment performance under the Adviser.

  Shareholder Approval. The New Agreement must be approved by a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares. The New Agreement went into effect as of November 10, 1995 and, if approved by shareholders, it will remain in effect until November 10, 1997 and thereafter on an annual basis if specifically approved by the Board of Trustees of the Fund or the shareholders and by the

Disinterested Trustees in compliance with the requirements of the 1940 Act. If the New Agreement is not approved at the Meeting, the Original Agreement will be reinstated and remain in effect until May 12, 1996 and thereafter on an annual basis if specifically approved by the Board of Trustees of the Fund or the shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act.

  The New Agreement was approved by the Trustees, and the Disinterested Trustees, after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Trustees also determined to submit the New Agreement for consideration by the shareholders. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR APPROVAL" OF THE NEW AGREEMENT.

NON-ADVISORY AGREEMENTS

  The Fund has entered into certain other agreements with the Adviser, the Distributor or Van Kampen American Capital, as the case may be, as follows:

  Administration Agreement. The Fund has entered into an Administration Agreement pursuant to which Van Kampen American Capital provides administrative services, including without limitation monitoring the provisions of the senior loans in which the Fund invests with respect to assignment, maintaining records with respect to the senior loans in which the Fund invests, preparation and dissemination of shareholder reports and proxy materials, and negotiating the terms and provisions of custodial and dividend disbursing arrangements into which the Fund may enter. In consideration for such administrative services, the Fund pays Van Kampen American Capital a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's average weekly managed assets. Under the Administration Agreement, the Fund paid Van Kampen American Capital $4,400,721 for the fiscal year ended July 31, 1995. The address of Van Kampen American Capital is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Legal Services Agreement. The Fund and each of the other Van Kampen American Capital funds advised by the Adviser and distributed by the Distributor have entered into a Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Management believes that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital.

Of the total costs for legal services provided to funds distributed by the Distributor, 50% of such costs are allocated equally to each fund. The remaining 50% of such costs are allocated to specific funds based on specific time allocations, or in the event services are attributable only to types of funds (i.e. closed-end or open-end), the relative amount of time spent on each type of fund and then further allocated among funds of that type based upon their respective net asset values. Under the Legal Services Agreement, the Fund paid Van Kampen American Capital $552,500 for the fiscal year ended July 31, 1995.

  Support Services Agreement. Prior to                   , the Fund was a party
to a support service agreement with Van Kampen American Capital. Under the Support Services Agreement, the Fund received support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Payment by the Fund for such services was made on a cost basis for the employment of the personnel and the equipment necessary to render the support services. Under the Support Services Agreement, the Fund paid Van Kampen American Capital $2,302,518 for the fiscal year ended July 31, 1995. The Support Services Agreement was
terminated on                   .

  Offering Agreement. The Fund has executed an offering agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. Under the Offering Agreement, the Fund paid the
Distributor $      for the fiscal year ended July 31, 1995. The address of the
Distributor is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

PRINCIPAL EXECUTIVE OFFICERS OF THE ADVISER.

  The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser, in addition to those set forth below under "Proposal 2" of this Proxy Statement, are set forth below. The address of each such principal executive officer is One Parkview Plaza, Oakbrook Terrace, IL 60181.

            NAME                        PRINCIPAL OCCUPATION
---------------------------- ------------------------------------------
Ronald A. Nyberg............ Executive Vice President, General Counsel
                             and Director
William R. Rybak............ Executive Vice President, Chief Financial
                             Officer and Director
Robert J. Froehlich......... Executive Vice President
Peter W. Hegel.............. Executive Vice President
Alan T. Sachtleben.......... Executive Vice President
Scott E. Martin............. Senior Vice President, Deputy General
                             Counsel and Secretary
Charles G. Millington....... Senior Vice President and Treasurer

SHAREHOLDER APPROVAL

  The vote of a majority of the outstanding voting securities of the Fund is required for approval of this Proposal 1. The affirmative vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(i) 67% or more of the voting securities entitled to vote thereon present in person or by proxy at a meeting, if holders of more than 50% of the outstanding voting securities are present in person or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities of a fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THIS PROPOSAL 1.
------------------------------------------------------------------------------
PROPOSAL 2: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  At the Meeting, eight Trustees are to be elected to serve until the next meeting of shareholders, if any, or until their successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

  Dennis J. McDonnell, Theodore A. Myers, Rod Dammeyer, David C. Arch and Wayne
W. Whalen have acted as Trustees since their election to the Board of Trustees in August of 1989 and were last elected by shareholders at a meeting held on January 14, 1993. Howard J Kerr was appointed as a Trustee of the Fund on October 26, 1992 to fill a vacant Trustee position in connection with the expansion of the Board from seven to eight Trustees and was last elected by shareholders at a meeting held on January 14, 1993. Hugo F. Sonnenschein was appointed as a Trustee of the Fund on February 25, 1994 to fill a vacant Trustee position in connection with the retirement from the Board of Trustees of Clyde
H. Keith on the same date. Don G. Powell was appointed as a Trustee of the Fund on January 28, 1995, to fill a vacant Trustee position in connection with the resignation from the Board of Trustees of John C. Merritt on the same date. Mr. Merritt, who had been a trustee and chairman of the Fund, the other closed-end investment companies and the open-end investment companies advised by the Adviser, also resigned as the chairman of the board, chief executive officer and a director of the Adviser, Van Kampen Merritt Management Inc., Van Kampen Merritt Inc., and chairman, chief executive officer, president, chief operating officer and director of The Van Kampen Merritt Companies, Inc. and VKM Holding, Inc. Mr. Merritt's resignation from these Van Kampen Merritt-related entities was related to the acquisition of American Capital Management & Research, Inc. (the "Acquisition"). At or subsequent to the closing of the Acquisition, Mr. Merritt exercised options and sold approximately 49,740 shares of the common stock of Van Kampen American Capital at a price of $200 per share. In addition, Mr. Merritt had a severance agreement with Van Kampen American Capital entitling him to approximately

$550,000 payable during 1995. Mr. Merritt was also a Director of McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, a limited partner of R.L. Renck & Co., Inc., and Vice Chairman of the Municipal Securities Rulemaking Board. Messrs. Sonnenschein and Powell have not previously been elected to the Board of Trustees by shareholders. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees.

  The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of not less than three nor more than eleven trustees. Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board of Trustees by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.

  The following sets forth the names, ages, principal occupations and other information respecting the Trustee nominees.

  Nominees for Trustees are:

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Don G. Powell*.............. Chairman and Trustee. Mr. Powell is
2800 Post Oak Blvd.          President, Chief Executive Officer and a
Houston, TX 77056            Director of VK/AC Holding, Inc. and Van
  Age: 56                    Kampen American Capital, and is Chairman,
                             Chief Executive Officer and a Director of
                             the Distributor, the Adviser and Van
                             Kampen American Capital Management, Inc.
                             (the "AC Adviser"), Director, President
                             and Chief Executive Officer of Van Kampen
                             American Capital Advisors, Inc. and Van
                             Kampen American Capital Exchange Corp.,
                             Director and Executive Vice President of
                             Advantage Capital Corporation, ACCESS
                             Investor Services, Inc., Van Kampen
                             American Capital Services, Inc. and Van
                             Kampen American Capital Trust Company,
                             Director of McCarthy, Crisanti & Maffei,
                             Inc. He is also President and Director,
                             Trustee or Managing General Partner of
                             each of the funds advised by the AC
                             Adviser and Trustee of each of the funds
                             advised by the AC Adviser and Trustee of
                             each of the funds advised by the Advisers.
                             He is also Chairman of the Board of Van
                             Kampen Merritt Series Trust and open-end
                             investment companies advised by the
                             Adviser.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Dennis J. McDonnell*........ President, Chief Executive Officer and
One Parkview Plaza           Trustee. Mr. McDonnell is President, Chief
Oakbrook Terrace, IL 60181   Operating Officer and a Director of the
  Age: 53                    Adviser, the AC Adviser, Van Kampen
                             American Capital Advisors Inc., VCJ Inc.
                             and Van Kampen American Capital
                             Management, Inc. He is also an Executive
                             Vice President and Director of VK/AC
                             Holding, Inc., and Van Kampen American
                             Capital. Chairman and Director of MCM Asia
                             Pacific Company, Limited and VSM, Inc.,
                             Chief Executive Officer of McCarthy,
                             Crisanti & Maffei, Inc. and McCarthy,
                             Crisanti & Maffei Acquisition Corporation,
                             President of Van Kampen Merritt Equity
                             Advisors Corp., Director of Van Kampen
                             Merritt Equity Holdings Corp. and
                             McCarthy, Crisanti & Maffei, S.A. Mr.
                             McDonnell is the President, Chief
                             Executive Officer and a Trustee of other
                             investment companies advised by the
                             Adviser.
Theodore A. Myers........... Trustee. Mr. Myers is an Executive Vice
1940 East 6th Street         President and Chief Financial Officer of
Cleveland, OH 44114          Qualitech Steel Corporation, a producer of
  Age: 65                    high quality engineered steels for
                             automotive, transportation and capital
                             goods industries. He is also a Director of
                             McLouth Steel and a member of the Arthur
                             Anderson Chief Financial Officer Advisory
                             Committee. Prior to August, 1993, Mr.
                             Myers was Senior Vice President, Chief
                             Financial Officer and a Director of
                             Doskocil Companies, Inc., a food
                             processing and distribution company. Mr.
                             Myers is also a Trustee of other
                             investment companies advised by the
                             Adviser.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Rod Dammeyer................ Trustee. Mr. Dammeyer is President, Chief
Two North Riverside Plaza    Executive Officer and Director of Anixter
Chicago, IL 60606            International Inc. (formerly known as Itel
  Age: 55                    Corporation), a value-added provider of
                             integrated networking and cabling
                             solutions that support business informa-
                             tion and network infrastructure
                             requirements; and Great American
                             Management & Investment, Inc., a
                             diversified manufacturing company. He is
                             also a Director of Lukens, Inc., Falcon
                             Building Products, Inc., Revco D.S., Inc.,
                             Jacor Communications, Inc., Kent State
                             University Foundation, National Advisory
                             Board of Chemical Bank, Capsure Holdings
                             Corp., The Vigoro Corporation and Antec
                             Corporation. Mr. Dammeyer was previously a
                             Director of Santa Fe Energy Resources,
                             Inc., Lomas Financial Corporation, Santa
                             Fe Pacific Corporation, Q-Tel, S.A. de
                             C.V. and Servicios Financieros Quadrum,
                             S.A. Mr. Dammeyer is also a Trustee of
                             other investment companies advised by the
                             Adviser.
David C. Arch............... Trustee. Mr. Arch is Chairman and Chief
1800 Swift Drive             Executive Officer of Blistex Inc., a
Oak Brook, IL 60521          consumer health care products
  Age: 50                    manufacturer. Mr. Arch is also a Trustee
                             of other investment companies advised by
                             the Adviser.
Howard J Kerr............... Trustee. Mr. Kerr is President and Chief
736 North Western Ave.       Executive Officer of Pocklington
P.O. Box 317                 Corporation, Inc., an investment holding
Lake Forest, IL 60045        company. Mr. Kerr is also a Director of
  Age: 60                    Canbra Foods, Ltd., a Canadian oilseed
                             crushing, refining, processing and
                             packaging operation. Mr. Kerr is a Trustee
                             of other investment companies advised by
                             the Adviser.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
---------------------------- ------------------------------------------
Hugo F. Sonnenschein........ Trustee. Mr. Sonnenschein is President of
5801 South Ellis Avenue      the University of Chicago. Mr.
Suite 502                    Sonnenschein is a member of the Board of
Chicago, IL 60637            trustees of the University of Rochester
  Age: 55                    and a member of its investment committee.
                             Prior to July, 1993, Mr. Sonnenschein was
                             Provost of Princeton University and Dean
                             of the School of Arts and Sciences at the
                             University of Pennsylvania. Mr.
                             Sonnenschein is a member of the National
                             Academy of Sciences and a fellow of the
                             American Academy of Arts and Sciences. Mr.
                             Sonnenschein is also a trustee of other
                             investment companies advised by the
                             Adviser.
Wayne W. Whalen*............ Trustee. Mr. Whalen is a partner in the
333 West Wacker Drive        law firm of Skadden, Arps, Slate, Meagher
Chicago, IL 60606            & Flom. Mr. Whalen is also a Trustee of
  Age: 56                    other investment companies advised by the
                             Adviser.

---------------
* Such nominees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., which is the parent of the Adviser, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.

  During the fiscal year ended July 31, 1995, the Board of Trustees held three meetings. All of the Trustees attended 100% of the meetings of the Board of Trustees and all of the committee meetings thereof of which such Trustee was a member in the fiscal year ended July 31, 1995 (except for Mr. Powell who was not appointed to the Board of Trustees until January 28, 1995). During the fiscal year ended July 31, 1995, the Board of Trustees had no standing committees with the exception of an audit committee.

  The Fund's audit committee consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein, who are not "interested persons" of the Fund as defined in the 1940 Act. The committee is primarily responsible for supervision of the Fund's independent accountants and the annual review of the investment advisory agreement and any other matters requiring the approval of the Trustees who are not

"interested persons" of the Fund pursuant to the 1940 Act. During the fiscal year ending July 31, 1995, the audit committee held two meetings.

  The Trustees select and nominate trustees to fill any vacancies in trusteeships and are prepared to review nominations from shareholders. Nominations from shareholders should be in writing and addressed to the Trustees at the Fund's office. The Trustees expect to be able to identify from their own resources an ample number of qualified candidates.

  The compensation of trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, the Distributor or Van Kampen American Capital is paid by the respective entity. The Fund pays compensation to the non-affiliated trustees. During the Fund's 1995 fiscal year, the Fund paid trustees who were not affiliated persons of the Adviser, the Distributor or Van Kampen American Capital, $2,500 per year, and $250 per meeting of the Board, plus expenses. Members of the Audit Committee received $250 for each meeting of such committee. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser, the Distributor or Van Kampen American Capital, have at least ten years of service and retire at or after attaining the age of 60 are eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser, the Distributor or Van Kampen American Capital can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund's return or the return of other closed-end investment companies advised by the Adviser as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of such other in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The following table provides summary compensation information for each of the incumbent trustees of the Fund:

                           1995 COMPENSATION TABLE(1)

                                          PENSION OR                          TOTAL
                                          RETIREMENT        ESTIMATED     COMPENSATION
                         AGGREGATE     BENEFITS ACCRUED      ANNUAL       FROM THE FUND
                        COMPENSATION       AS PART          BENEFITS      COMPLEX PAID
                          FROM THE         OF FUND            UPON             TO
        TRUSTEE           FUND(2)        EXPENSES(3)      RETIREMENT(4)    TRUSTEES(5)
----------------------- ------------   ----------------   -------------   -------------
Theodore A. Myers.......   $                $                $ 2,500         $
Rod Dammeyer............                                       2,500
David C. Arch...........                                       2,500
Howard J. Kerr..........                                       2,500
Hugo F. Sonnenschein....                                       2,500
Wayne W. Whalen.........                                       2,500

---------------
(1) Messrs. Powells Merritt and McDonnell, members of the Board of Trustees during all or a portion of calendar year 1995, were affiliated persons of the Adviser and did not receive compensation or retirement benefits directly from the Fund.

(2) The amounts in this column are the Aggregate Compensation from the Fund during its last completed fiscal year ended July 31, 1995. Beginning in September 1994, each trustee, except Messrs. Arch, Myers and Whalen, began deferring his compensation paid by the Fund. The total amount of deferred compensation (including interest) accrued with respect to each trustee from
    the Fund as of December 31, 1995 is as follows:            ;            ;
               ; and            . [Beginning on January 1, 1995, Messrs.
               and Whalen began deferring all of their compensation.] Compensation deferred by a trustee is invested in one or more closed-end investment companies advised by the Adviser, including the Fund, until it is distributed to the trustee.]

(3) The Retirement Plan commenced as of August 1, 1994 for the Fund. The amounts shown in this column are the expenses accrued for retirement benefits as of December 31, 1995 for the Fund.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the trustee has 10 or more years of service on the board of the Fund, and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund.

(5) The "Fund Complex" consists of [39] investment companies advised by the Adviser that have a Board of Trustees identical to the Board of Trustees of the

Fund. The amounts shown in this column are accumulated from the
Aggregate Compensation of such funds during the calendar year ended December 31, 1995. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the trustees of the Board are not trustees of such investment companies. Combining the Fund Complex with the other investment companies advised by the
Adviser, Mr. Whalen received Total Compensation of $      during the calendar
year ended December 31, 1995.

  The following table sets forth certain information (other than information concerning Messrs. Powell and McDonnell, which is set forth above) concerning the executive officers of the Fund, each of whom holds the same office with each of the other open-end and closed-end investment companies advised by the Adviser. The officers serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but are also officers of the Adviser or Van Kampen American Capital, the Adviser's parent, and receive compensation in such capacities.

                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
---------------------  --------------------------  -------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and
  Age: 39                                          Portfolio Manager of the
                                                   Adviser. Executive Vice
                                                   President of Van Kampen
                                                   American Capital Asset
                                                   Management, Inc. (the "AC
                                                   Adviser"), Van Kampen American
                                                   Capital Advisors, Inc. Director
                                                   of McCarthy, Crisanti & Maffei,
                                                   Inc. and McCarthy, Crisanti &
                                                   Maffei Acquisition Corporation.
                                                   Vice President of each of the
                                                   VK Funds and Closed End Funds.
Jeffrey W. Maillet...  Vice President              Senior Vice President and
  Age: 39                                          Portfolio Manager of the
                                                   Adviser. Senior Vice President
                                                   of Van Kampen American Capital
                                                   Management, Inc., and the AC
                                                   Adviser.

                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
---------------------  --------------------------  -------------------------------
Ronald A. Nyberg.....  Vice President and          Executive Vice President,
  Age: 42              Secretary                   General Counsel and Secretary
                                                   of Van Kampen American Capital
                                                   and VK/AC Holding, Inc.
                                                   Executive Vice President,
                                                   General Counsel and a Director
                                                   of the Distributor, Executive
                                                   Vice President and General
                                                   Counsel of the Adviser and the
                                                   AC Adviser, Van Kampen American
                                                   Capital Management, Inc., VSU
                                                   Inc., VCJ, Inc., Van Kampen
                                                   Merritt Equity Advisors Corp.,
                                                   and Van Kampen Merritt Equity
                                                   Holdings Corp. Executive Vice
                                                   President, General Counsel and
                                                   Assistant Secretary of
                                                   VanKampen American Capital
                                                   Advisors, Inc., American
                                                   Capital Contactual Services,
                                                   Inc., Van Kampen American
                                                   Capital Exchange Corporation,
                                                   ACCESS Investor Services, Inc.,
                                                   American Capital Shareholders
                                                   Corporation, and Van Kampen
                                                   American Capital Trust Company.
                                                   General Counsel of McCarthy,
                                                   Crisanti & Maffei, Inc. and
                                                   McCarthy, Crisanti & Maffei
                                                   Acquisition Corp. Secretary of
                                                   each of the Van Kampen American
                                                   Capital funds advised by the
                                                   Adviser and the AC Adviser.
                                                   Secretary of Van Kampen Merritt
                                                   Series Trust and the closed-end
                                                   funds advised by the VK
                                                   Adviser. Director of ICI Mutual
                                                   Insurance Co., a provider of
                                                   insurance to members of the
                                                   Investment Company Institution.
Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the
  Age: 40              and Chief Financial         Adviser and the AC Adviser.
                       Officer                     Vice President, Treasurer and
                                                   Chief Financial Officer of each
                                                   of the open-end and closed-end
                                                   investment companies advised by
                                                   the Adviser.

                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
---------------------  --------------------------  -------------------------------
Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and
  Age: 30                                          Senior Attorney of Van Kampen
(31 after 3/1/96)                                  American Capital. Assistant
                                                   Vice President and Assistant
                                                   Secretary of the Distributor,
                                                   Inc., the Adviser, the AC
                                                   Adviser, and Van Kampen
                                                   American Capital Management,
                                                   Inc. Assistant Vice President
                                                   of Van Kampen American Capital
                                                   Advisors, Inc. Assistant
                                                   Secretary of each of the
                                                   open-end and closed-end
                                                   investment companies advised by
                                                   the Adviser. Prior to May 1992,
                                                   attorney for Cantwell &
                                                   Cantwell, a Chicago law firm.
Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy
  Age: 39                                          General Counsel and Assistant
                                                   Secretary of, VK/AC Holding,
                                                   Van Kampen American Capital.
                                                   Senior Vice President, Deputy
                                                   General Counsel and Secretary
                                                   of the Adviser, the AC Adviser
                                                   the Distributor. Van Kampen
                                                   American Capital Management,
                                                   Inc., Van Kampen American
                                                   Capital Advisors, Inc., VSM
                                                   Inc., VCJ Inc., American
                                                   Capital Contractual Services,
                                                   Inc., Van Kampen American
                                                   Capital Exchange Corporation,
                                                   Access Investor Services, Inc.,
                                                   Van Kampen Merritt Equity
                                                   Advisors Corp., Van Kampen
                                                   Merritt Equity Holdings Corp.,
                                                   American Capital Shareholders
                                                   Corporation. Secretary and
                                                   Deputy General Counsel of
                                                   McCarthy, Crisanti & Maffei,
                                                   Inc. and McCarthy, Crisanti &
                                                   Maffei Acquisition. Chief Legal
                                                   Officer of McCarthy, Crisanti &
                                                   Maffei, S.A. Assistant
                                                   Secretary of each of the
                                                   open-end and closed-end
                                                   investment companies advised by
                                                   the Adviser.

                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
---------------------  --------------------------  -------------------------------
Weston B.              Assistant Secretary         Vice President, Associate
  Wetherell..........                              General Counsel and Assistant
  Age: 39                                          Secretary of Van Kampen
                                                   American Capital, the Adviser
                                                   the AC Adviser, and the
                                                   Distributor, Van Kampen
                                                   American Capital Management,
                                                   Inc., Van Kampen American
                                                   Capital Advisors, Inc.,
                                                   Assistant Secretary of each of
                                                   the open-end and closed-end
                                                   investment companies advised by
                                                   the Adviser.
John L. Sullivan.....  Controller                  First Vice President of the
  Age: 40                                          Adviser and AC Adviser.
                                                   Treasurer of each of the
                                                   open-end investment companies
                                                   advised by the Adviser and the
                                                   AC Adviser, and Controller of
                                                   each of the investment
                                                   companies advised by the
                                                   Adviser.
Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the
  Age: 31                                          Adviser and the AC Adviser.
                                                   Assistant Treasurer of each of
                                                   the open-end and closed-end
                                                   investment companies advised by
                                                   the Adviser.

  With respect to the Fund, as of March 1, 1996, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. At such date the "interested persons" of the Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of the Trust present in person or by proxy is required to elect the nominees to the Board of Trustees of the Trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "IN FAVOR" OF EACH OF THE NOMINEES.

------------------------------------------------------------------------------
Proposal 3: Ratification of Independent Auditors
------------------------------------------------------------------------------

  The Board, including a majority of the Disinterested Trustees, have selected the firm of KPMG Peat Marwick LLP, independent auditors, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. It is expected that KPMG Peat Marwick LLP will also act as independent auditors for VK/AC Holding, Inc., Van Kampen American Capital, the Adviser and the Distributor.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders, voting as a single class, are entitled to vote on this issue. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy and voting is required to ratify the selection of the accountants for the Fund. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE FUND'S FISCAL YEAR ENDING JULY 31, 1996.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary

March 8, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           PROXY  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                    SPECIAL MEETING OF SHAREHOLDERS--APRIL 18, 1996

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of common shares of VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST (the "Fund"), a Massachusetts business trust, hereby appoints Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of shareholders to be held at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on April 18, 1996, at 2:00 p.m., and at any and all adjournments thereof, and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

           1. FOR / /   AGAINST / /   ABSTAIN / / as to the proposal to
                                                  approve a material change
                                                  in the terms of the
                                                  Investment Advisory
                                                  Agreement with Van Kampen
                                                  American Capital
                                                  Investment Advisory Corp.

           2. GRANTING / /     WITHHOLDING / / authority to vote for the
                                               election as trustee each
                                               nominee named below:

                                 Messrs. Powell, McDonnell, Arch, Dammeyer,
                                               Kerr, Myers, Sonnenschein and
                                                          Whalen

           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

           3. FOR / /   AGAINST / /   ABSTAIN / / as to the proposal to
                                                  ratify the selection of
                                                  KPMG Peat Marwick LLP to
                                                  act as the independent
                                                  auditors of the Fund for
                                                  its fiscal year ending
                                                  July 31, 1996.

           4. Upon any and all other business which may come before the Special Meeting or any adjournment thereof.

           If more than one of the proxies, or their substitutes, are present at the Special Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                              (Continued from other side)
           Account Number          No. of Shares          Proxy No.

           The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Special
           Meeting to be held on April 18, 1996.Dated:                , 1996

                                                ----------------------------

                                                ----------------------------
                                                        Signature(s)

                                                Please sign exactly as your
                                                name or names appear on this
                                                Proxy. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.